UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 1, 2025

RELIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

735 N. 19th Avenue

Phoenix, AZ 85009

(Address of principal executive offices)

(480) 564-5700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	RS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2025, Reliance, Inc. (the “Company”) announced that it increased the size of its Board of Directors from eight to nine directors and appointed John G. Sznewajs to serve as an independent director, effective October 1, 2025. Mr. Sznewajs’ term will expire at the Company’s 2026 Annual Meeting of Stockholders.

Mr. Sznewajs, 58, is a partner at Shore Capital, a lower middle-market private equity firm. From 2007 to 2023, Mr. Sznewajs served as the Vice President and Chief Financial Officer of Masco Corporation (NYSE: MAS), a global manufacturer and marketer of branded home improvement and building products and services.

Mr. Sznewajs is also currently a director of CMS Energy Corporation (NYSE: CMS), an energy company operating primarily in Michigan, and serves on its audit, finance, and executive committees.  Mr. Sznewajs earned a Bachelor of Arts in economics from Kalamazoo College and a Master of Business Administration degree from The University of Chicago Booth School of Business.

Mr. Sznewajs was also appointed to serve on Reliance’s Audit Committee.

Mr. Sznewajs will participate in the current director compensation arrangements applicable to non-employee directors, which are described under “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2025.

The Company has entered into an indemnification agreement with Mr. Sznewajs in substantially the form of the Company’s standard form of indemnification agreement. Such form of indemnification agreement was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 18, 2016 and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Sznewajs and any other persons pursuant to which he was selected as a director. Additionally, Mr. Sznewajs does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on October 1, 2025, announcing Mr. Sznewajs’ appointment. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated October 1, 2025 (included herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE, INC.

Dated: October 2, 2025	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary

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